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                                                                   EXHIBIT 10.28

                                 AMENDMENT NO. 1
                 TO THE FIRST AMENDED AND RESTATED SHAREHOLDERS'
                                    AGREEMENT

      This is Amendment No. 1 (the "Amendment") dated July 30, 2004 to the First Amended and Restated Shareholders' Agreement dated as of September 26, 2003 (the "Agreement") by and among (i) AMIS Holdings, Inc., a Delaware Corporation, (ii) FP-McCartney, L.L.C., (iii) Citigroup Venture Capital Equity Partners, L.P., CVC/SSB Employee Fund, L.P., CVC Executive Fund LLC, (iv) Nippon Mining Holdings, Inc. (formerly known as Japan Energy Electronic Materials, Inc. and Japan Energy Corporation), (v) Merchant Capital, Inc., and (vi) Thomas E. Epley.

      WHEREAS, the parties hereto desire to release Thomas E. Epley, and Thomas
E. Epley desires to be released from, the Agreement effective as of the date of this Amendment;

      WHEREAS, the preamble to the Agreement incorrectly included Natasha Foundation as a party thereto;

      WHEREAS, Schedule I to the Agreement incorrectly failed to reflect the Common Shares subject to the Japan Energy Warrant (as defined in the Agreement) beneficially owned by Japan Energy (as defined in the Agreement); and

      WHEREAS, the parties hereto desire to amend the Agreement to provide for the foregoing release and to correct the errors in the Agreement.

      NOW, THEREFORE, the parties hereto desire to correct and amend the Shareholders' Agreement as provided herein.

      1. Amendment. Effective as of the date of this Amendment, Thomas E. Epley shall no longer be a party to the Agreement and, as of such date, shall not be entitled to the benefits or subject to the obligations set forth in the Agreement, provided that the provisions of Section 6.01 and Article 7 shall survive in all respects and shall continue to be applicable to Epley.

      2. Definitions. (a) The definition of "JAPAN ENERGY WARRANT" in Section
1.01 shall be deleted in its entirety and the following definition shall be added to Section 1.01:

            "NIPPON MINING WARRANT" means the warrant to purchase Common Shares dated December 21, 2000 issued by the Company to GA-TEK Inc. and transferred by GA-TEK to Nippon Mining (the successor by merger to Japan Energy Electronic Materials, Inc., formerly known as Japan Energy Corporation)."

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      (b) Other than as provided in Section 2(a) above, (i) all references in the Agreement to Japan Energy Electronic Materials, Inc. and Japan Energy Corporation are changed to Nippon Mining Holdings, Inc. and (ii) all references in the Agreement to the Japan Energy Warrant are changed to the Nippon Mining Warrant.

      (c) Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

      3. Dates. All references in the Agreement to "as of the date hereof", "the date of this Agreement" and other similar phrases shall be deemed to be as of September 26, 2003 and shall not be deemed to be as of the date of this Amendment.

      4. Corrections to the Agreement. (a) Schedule I of the Agreement is, as of the date of the Agreement, corrected and replaced in its entirety with the following corrected Schedule I:

                                                                      SCHEDULE I

                                                         INITIAL OWNERSHIP
                                                    CLASS OF COMPANY SECURITY
                                                                      COMMON
                                                                      SHARES
                                                                      SUBJECT
SHAREHOLDER                                        COMMON SHARES    TO WARRANTS
-----------                                        -------------    -----------
FP-McCartney, L.L.P.                                15,946,975       4,556,573
Citigroup Venture Capital Equity Partners, L.P.     15,652,322       4,315,849
CVC/SSB Employee Fund, L.P.                            155,819          44,523
CVC Executive Fund LLC                                 138,835          39,669
Japan Energy Electronic Materials Inc.               8,059,842       4,603,032
Merchant Capital, Inc.                                 345,422          71,703
Thomas E. Epley                                        291,325             ---

      (b) All references in the Agreement to Natasha Foundation are deleted in their entirety and the parties acknowledge and agree that Natasha Foundation was not, and never has been, a party thereto.

      5. Acknowledgment of Aggregate Ownership. The parties hereto acknowledge and agree that the Company Securities included in the definition of Aggregate Ownership with respect to each party to the Agreement (other than Thomas E. Epley, who is released from the Agreement) is as follows as of the date of this
Amendment:

                                                        AGGREGATE OWNERSHIP
                                                     CLASS OF COMPANY SECURITY
                                                                      COMMON
                                                                      SHARES
                                                                      SUBJECT
SHAREHOLDER                                        COMMON SHARES    TO WARRANTS
-----------                                        -------------    -----------
FP-McCartney, L.L.P.                                20,496,580             ---
Citigroup Venture Capital Equity Partners, L.P.     19,961,582             ---
CVC/SSB Employee Fund, L.P.                            200,274             ---
CVC Executive Fund LLC                                 178,443             ---
Nippon Mining Holdings, Inc.                         8,059,842       4,603,032
Merchant Capital, Inc.                                 345,422          71,703

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      6. Effectiveness. Except as expressly amended herein, all other provisions of the Agreement shall remain in full force and effect.

      7. Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of laws rules of such state.

      8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                            [Signature Pages Follow]

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AMIS HOLDINGS, INC.

By:  ______________________________________
     Name:    Christine King
     Title:   Chief Executive Officer

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FP-MCCARTNEY, L.L.C.

By:  ______________________________________
     Name:
     Title:

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CITIGROUP VENTURE CAPITAL EQUITY PARTNERS, L.P.

By:  CVC Partners LLC, as general partner

By:  Citigroup Venture Capital GP Holdings, Ltd., as
     managing member

By:  ______________________________________
     Name:    Paul C. Schorr IV
     Title:   Managing Partner

CVC/SSB EMPLOYEE FUND, L.P.

By:  CVC Partners LLC, as general partner

By:  Citigroup Venture Capital GP Holdings, Ltd., as
     managing member

By:  ______________________________________
     Name:    Paul C. Schorr IV
     Title:   Managing Partner

CVC EXECUTIVE FUND LLC

By:  Citigroup Venture Capital GP Holdings, Ltd., as
     managing member

By:  ______________________________________
     Name:    Paul C. Schorr IV
     Title:   Managing Partner

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NIPPON MINING HOLDINGS, INC.

By:  ______________________________________
     Name:
     Title:

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MERCHANT CAPITAL, INC.

By:  ______________________________________

     Name:
     Title:

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THOMAS E. EPLEY

___________________________________________
Thomas E. Epley
414 14th Street
Santa Monica, CA 90402

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